Lord Abbett                         U.S. Government
                                    Securities
                             Money Market Fund

                                                              1998 ANNUAL REPORT

                                [GRAPHIC OMITTED]

                                   A fund designed to help you with your current income needs and preserve your capital

                                    [LOGO](R)

                             Report to Shareholders
                    For the Fiscal Year Ended June 30, 1998

[PHOTO OMITTED]

/s/ Robert S. Dow
-----------------
Robert S. Dow
Chairman

July 20, 1998

"Your Fund's management team continues to focus on those areas we believe will produce the highest available yields."

Lord Abbett U.S. Government Securities Money Market Fund completed its fiscal year on June 30, 1998, with net assets of over $165 million and a seven-day current yield of 4.59%.* Below is an overview of class-specific data during the fiscal year.

                                                Fiscal Year Ended June 30, 1998
                                              ----------------------------------
                                              Class A      Class B       Class C
--------------------------------------------------------------------------------
Net asset value                                $1.00        $1.00        $1.00
Dividends                                      $0.047       $0.039       $0.047
Average annual total return**                  +4.79%       +4.01%       +4.79%

During the period, we sought investments that provided the highest yield, while attempting to maintain the average maturity at approximately 30 days. In an effort to preserve capital and maintain liquidity, we invested only in high-quality U.S. Government Agency discount notes. The Fund's average maturity at June 30, 1998 was 33 days.

Discount note yields during the period moved steadily down from 5.50% to 5.44%, primarily due to the U.S. Treasury's declining financing needs as its budget moved from deficit to surplus. High investor demand for a finite supply of short-term money market securities helped push yields lower over the period. Your Fund's management team continues to focus on those areas we believe will produce the highest available yields.

We believe recessions in Japan and other Asian countries will help keep U.S. inflation low, slow our economic growth and dampen corporate profitability. Such an environment should support lower interest rates and higher bond prices, with long-term U.S. Treasury rates expected to range from 51/2% to 61/4%. Indications are that the Federal Reserve will keep the Federal Funds rate at the current 5.5% level, at least until the economies in Asia show signs of strengthening. The Federal Funds rate is the rate at which banks make overnight loans to each other.

Lord Abbett U.S. Government Securities Money Market Fund seeks to provide investors with income and preservation of capital in all interest-rate environments. As a shareholder of the Fund, you have checkwriting privileges, as well as the flexibility to exchange Fund shares for other Lord Abbett-managed funds of the same share class.

We are pleased that you have included Lord Abbett U.S. Government Securities Money Market Fund in your portfolio. We look forward to maintaining our relationship in the coming years and helping you achieve your financial goals.

* The Fund's current yield refers to the income generated by an investment in the Fund over a seven-day period, which is then annualized. The yield quotation more closely reflects the current earnings of the Fund than the total return quotations. Past performance is not indicative of future results.

** Average annual total return in the percent change in net asset value, assuming the reinvestment of all distributions. Returns do not reflect the deduction of the applicable contingent deferred sales charges that apply to Class B shares when held for less than six years. Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is managed to maintain, and has maintained, its stable $1.00 per share.

                Statement of Net Assets

                June 30, 1998

                                                                                          Principal
                                                                               Rating+      Amount   Market Value
=================================================================================================================
Investments in Securities 99.92%
=================================================================================================================
U.S. Government Federal Home Loan Banks
and Agency      5.25% due 8/14/1998                                               A1+       $5,000M  $  4,967,917
Obligations     5.38% due 8/19/1998                                               A1+        5,000M     4,963,386
99.92%          Total                                                                                   9,931,303
                -------------------------------------------------------------------------------------============
                Federal Home Loan Mortgage Corporation
                5.41% due 7/1/1998                                                A1+        5,000M    5,000,000
                5.60% due 7/1/1998                                                A1+       10,500M   10,500,000
                5.29% due 7/6/1998                                                A1+        5,000M    4,996,326
                5.28% due 7/7/1998                                                A1+        5,000M    4,995,600
                5.39% due 7/7/1998                                                A1+        5,000M    4,995,508
                5.45% due 7/10/1998                                               A1+       10,000M    9,986,375
                5.42% due 7/14/1998                                               A1+        5,000M    4,990,214
                5.47% due 7/14/1998                                               A1+        5,000M    4,990,124
                5.38% due 7/17/1998                                               A1+        5,000M    4,988,044
                5.42% due 7/20/1998                                               A1+        5,000M    4,985,697
                5.47% due 7/24/1998                                               A1+        5,000M    4,982,526
                5.26% due 8/4/1998                                                A1+        5,000M    4,975,161
                5.39% due 8/5/1998                                                A1+        5,000M    4,973,799
                5.40% due 8/5/1998                                                A1+        5,000M    4,973,750
                5.40% due 8/13/1998                                               A1+        5,000M    4,967,750
                5.45% due 8/21/1998                                               A1+        5,000M    4,961,396
                Total                                                                                 90,262,270
                ------------------------------------------------------------------------------------============
                Federal National Mortgage Association
                5.38% due 7/2/1998                                                A1+        5,000M     4,999,253
                5.40% due 7/15/1998                                               A1+        5,000M     4,989,500
                5.561% due 7/17/1998                                              A1+       10,000M     9,975,733
                5.42% due 7/24/1998                                               A1+        5,000M     4,982,686
                5.27% due 7/30/1998                                               A1+        5,000M     4,978,774
                5.45% due 8/24/1998                                               A1+        5,000M     4,959,125
                5.48% due 9/11/1998                                               A1+        5,000M     4,945,200
                4.95% due 9/30/1998                                               A1+       10,000M     9,982,861
                Total                                                                                  49,813,132
                -------------------------------------------------------------------------------------============
                Student Loan Marketing Association
                5.321% due 7/7/1998++                                             A1+        4,995M     4,994,950
                5.411% due 7/7/1998++                                             A1+        4,999M     4,998,638
                5.45% due 2/22/1999                                               A1+        5,000M     4,992,107
                Total                                                                                  14,985,695
                -------------------------------------------------------------------------------------============
                Total U.S. Government and Agency Obligations*                                         164,992,400
=================================================================================================================
Other Assets, Less Liabilities .08%                                                                       136,078
=================================================================================================================
Net Assets      (equivalent to $1.00 a share on 162,630,556 Class A shares,
100.00%         1,760,371 Class B shares and 737,551 Class C shares of $.001 par value capital stock outstanding; authorized, 700,000,000
                Class A shares, 100,000,000 Class B shares and 200,000,000
                Class C shares)                                                                     $165,128,478
=================================================================================================================

                + Ratings have not been audited by Deloitte & Touche LLP.
               ++ Floating Rate Note.
                * Cost for Federal income tax purposes is $164,992,400.
                  Average maturity of investments: 33 days.
                  See Notes to Financial Statements.

           Statement of Operations


Investment Income                                                             For the Year Ended June 30, 1998
==============================================================================================================
Income     Interest                                                                                 $8,166,958
Expenses   ---------------------------------------------------------------------------------------------------
           Management fee                                                                 $740,978
           Shareholder servicing                                                           349,861
           Registration                                                                     66,420
           Professional                                                                     41,720
           Reports to shareholders                                                          30,232
           12b-1 distribution plan-Class B                                                   7,786
           Others                                                                            5,064
           Total expenses                                                                            1,242,061
           ---------------------------------------------------------------------------------------------------
           Net investment income                                                                    $6,924,897
           ===================================================================================================
           See Notes to Financial Statements.

           Statements of Changes in Net Assets

                                                                                        Year Ended June 30,
Increase (Decrease) in Net Assets                                                       1998           1997
===========================================================================================================
Operations Net investment income (declared as dividends to shareholders)
           Class A                                                            $   (6,834,313) $  (7,000,498)
           Class B                                                                    40,717          5,627
           Class C                                                                    49,867         40,045
           Total                                                                   6,924,897      7,046,170
           ------------------------------------------------------------------------------------------------
Capital share transactions (dollar amounts and number of shares are the same)(a)
-----------------------------------------------------------------------------------------------------------
Proceeds from shares sold:
           Class A                                                               328,880,426    268,128,291
           Class B                                                                 7,463,527        866,542
           Class C                                                                 5,938,698      3,189,828
           Total                                                                 342,282,651    272,184,661
           ------------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in reinvestment of net investment income:
           Class A                                                                 6,329,635      6,474,938
           Class B                                                                    28,189          3,906
           Class C                                                                    32,002         25,667
           Total                                                                   6,389,826      6,504,511
           ------------------------------------------------------------------------------------------------
Cost of shares reacquired:
           Class A                                                                15,776,844)  (283,936,697)
           Class B                                                                (5,975,021)      (626,772)
           Class C                                                                (6,024,269)    (2,424,375)
           Total                                                                (327,776,134)  (286,987,844)
           ------------------------------------------------------------------------------------------------
           Increase (decrease) in net assets                                      20,896,343     (8,298,672)
-----------------------------------------------------------------------------------------------------------
Net Assets
           Beginning of year                                                     144,232,135    152,530,807
           ------------------------------------------------------------------------------------------------
           End of year                                                        $ (165,128,478) $(144,232,135)
===========================================================================================================

           (a) The Fund began offering Class C shares on July 15, 1996 and Class B shares on August 1, 1996. See Notes to Financial Statements.

Financial Highlights

                                                                            Class A
                               ---------------------------------------------------------------
                                                                                   Year Ended
                                                                 Year Ended June 30,  June 30,
Per Share Operating Performance:    1998       1997      1996      1995      1994       1998
==============================================================================================
Net asset value,
beginning of period            $    1.00  $    1.00 $    1.00 $    1.00 $    1.00  $    1.00
----------------------------------------------------------------------------------------------
Income from investment
operations
Net investment income               0.047      0.046     0.048     0.046     0.025      0.039
----------------------------------------------------------------------------------------------
Distributions
Dividends from
net investment income              (0.047)    (0.046)   (0.048)   (0.046)   (0.025)    (0.039)
Net asset value, end of year   $    1.00  $    1.00 $    1.00 $    1.00 $    1.00  $    1.00
----------------------------------------------------------------------------------------------
Total Return(d)                     4.79%      4.66%     4.85%     4.65%     2.54%      4.01%
==============================================================================================
Ratios/Supplemental Data:
==============================================================================================
Net assets, end of year (000)  $ 162,631  $ 143,197 $ 152,531  $ 140,64 $ 156,069  $   1,760
==============================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------
Expenses, including waiver          0.83%      0.84%     0.81%     0.86%     0.85%      1.59%
Expenses, excluding waiver          0.83%      0.84%     0.81%     0.86%     0.90%      1.59%
Net investment income               4.68%      4.57%     4.75%     4.54%     2.56%      3.96%
==============================================================================================

                                                Class B                       Class C
                               -------------------------------------------------------
                                                     Year Ended,
                                August 1, 1996(a)(c)    June 30,       July 15,1996(a)
Per Share Operating Performance: to June 30, 1997          1998       to June 30, 1997
======================================================================================
Net asset value,
beginning of period                     $    1.00     $    1.00             $    1.00
--------------------------------------------------------------------------------------
Income from investment
operations
Net investment income                        0.024         0.047                 0.044
--------------------------------------------------------------------------------------
Distributions
Dividends from
net investment income                       (0.024)       (0.047)               (0.044)
Net asset value, end of year            $    1.00     $    1.00             $    1.00
--------------------------------------------------------------------------------------
Total Return(d)                              2.39%(b)      4.79%                 4.47%(b)
======================================================================================
Ratios/Supplemental Data:
======================================================================================
Net assets, end of year (000)           $     244     $     738             $     791
======================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------
Expenses, including waiver                   0.99%(b)      0.84%                 0.81%(b)
Expenses, excluding waiver                   0.99%(b)      0.84%                 0.81%(b)
Net investment income                        2.38%(b)      4.73%                 4.39%(b)
======================================================================================

(a)  Commencement of offering Class B and Class C shares, respectively.
(b)  Not annualized.
(c)  November 15, 1996 commencement of operations.
(d)  Total return assumes reinvestment of all distributions.
See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett U.S. Government Securities Money Market Fund (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company:

(a) The Company values securities utilizing the amortized cost method, which approximates market value. Under this method, all investments purchased at a discount are valued by amortizing the difference between the original purchase price and maturity value of the issue over a period to maturity. Securities purchased at face value are valued at cost, which approximates market value.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis.

(d) Dividends from net investment income are declared each business day and paid monthly. Net investment income (other than distribution and service fees) is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(e) Income distributions are determined in accordance with income tax regulations, which may differ from methods used to determine the corresponding income amounts in accordance with generally accepted accounting principles.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett"), pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: 0.50% on the first $250 million, 0.45% on the next $250 million and 0.40% on the excess over $500 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC, an affiliate of Lord Abbett, which provides for payments of 0.15% of the average daily net asset value of Class A shares, 0.75% of the average daily net asset value of Class B shares and 0.25% of the average daily net asset value of Class C shares sold, and, at each quarter-end after the first anniversary of the sale of such shares, 0.25% of the average daily net asset value of such shares outstanding. The Company is currently not making payments under the Class A and Class C Plans.

Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Directors' Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable at June 30, 1998, under a deferred compensation plan, were approximately $116,000.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett U.S. Government Securities Money Market Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett U.S. Government Securities Money Market Fund, Inc. as of June 30, 1998, the related statements of operations and of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett U.S. Government Securities Money Market Fund, Inc. at June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
July 31, 1998

Our Management

Investment Manager and
Underwriter

Lord, Abbett & Co. and
Lord Abbett Distributor llc

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
212-848-1800

Custodian, Transfer Agent and Dividend
Disbursing Agent

United Missouri Bank of
Kansas City, N.A.
Tenth and Grand
Kansas City, MO 64141

Shareholder Servicing Agent

DST Systems, Inc.
P.O. Box 419100
Kansas City, MO 64141
800-821-5129

Auditors

Deloitte & Touche llp
New York, NY

Counsel

Debevoise & Plimpton
New York, NY

Numbers to Keep Handy

For Shareholder Account or
Statement Inquiries:
800-821-5129

For Literature:
800-874-3733

For 24-Hour Automated Shareholder
Service Line:
800-865-7582

Visit Our Web Site:
http://www.lordabbett.com

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is managed to maintain, and has maintained, its stable $1.00 per share.

Mutual funds are not distributed by the Federal Deposit Insurance Corporation, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.

--------------------------------------------------------------------------------
Copyright (C) 1998 by Lord Abbett U.S. Government Securities Money Market Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett U.S. Government Securities Money Market Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.
--------------------------------------------------------------------------------

[LOGO](R) LORD ABBETT & CO.
          Investment Management

A Tradition of Performance Through Disciplined Investing

Lord Abbet mutual fund shares are distributed by:

LORD ABBET DISTRIBUTOR LLC
------------------------------------------------------------          LAMM-2-698
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (8/98)